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                                                                   Exhibit 10.34

                        AMERICAN RAILCAR INDUSTRIES, INC.

                          SUPPLEMENTARY RETIREMENT PLAN


                           EFFECTIVE DECEMBER 1, 2005
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                        AMERICAN RAILCAR INDUSTRIES, INC.
                          SUPPLEMENTARY RETIREMENT PLAN
                                TABLE OF CONTENTS



ARTICLE I - INTRODUCTION.....................................................  1

  1.1   ADOPTION AND HISTORY OF THE PLAN.....................................  1

  1.2   EFFECTIVE DATE OF PLAN...............................................  1

  1.3   STRUCTURE AND PURPOSE................................................  1

ARTICLE II - DEFINITIONS.....................................................  2

  2.1   ACF..................................................................  2

  2.2   COMPANY..............................................................  2

  2.3   BOARD OF DIRECTORS...................................................  2

  2.4   COMMITTEE............................................................  2

  2.5   EMPLOYEE.............................................................  2

  2.6   EMPLOYEES' RETIREMENT PLAN ..........................................  2

  2.7   SUPPLEMENTARY COMPENSATION PLAN......................................  2

  2.8   SPECIAL COMPENSATION.................................................  2

  2.9   PLAN YEAR............................................................  3

  2.10  SERVICE FACTOR.......................................................  3

ARTICLE III - BENEFITS.......................................................  3

  3.1   AMOUNT OF BENEFIT....................................................  3

  3.2   ELIGIBILITY..........................................................  4

  3.3   PAYMENT OF BENEFITS..................................................  5

ARTICLE IV - ADMINISTRATION..................................................  5

  4.1   ADMINISTRATOR........................................................  5

  4.2   INTERPRETATION.......................................................  5

ARTICLE V - SOURCES OF PAYMENT...............................................  5

ARTICLE VI - AMENDMENT OR TERMINATION........................................  6

ARTICLE VII - GENERAL PROVISIONS.............................................  6

  7.1   NON-ALIENATION OF BENEFITS...........................................  6

  7.2   PLAN NOT A CONTRACT OF EMPLOYMENT....................................  6

  7.3   CONSTRUCTION OF TERMS................................................  6



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  7.4   SUCCESSORS...........................................................  6

  7.5   OFFICIAL ACTIONS.....................................................  7

  7.6   CONTROLLING STATE LAW................................................  7

  7.7   SEVERABILITY.........................................................  7

  7.8   WITHHOLDING..........................................................  7

  7.9   COMPLIANCE WITH SECTION 409A.........................................  7


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                                               AMERICAN RAILCAR INDUSTRIES, INC.
                                                   SUPPLEMENTARY RETIREMENT PLAN

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                        AMERICAN RAILCAR INDUSTRIES, INC.
                          SUPPLEMENTARY RETIREMENT PLAN
                            ARTICLE I - INTRODUCTION

      1.1 ADOPTION AND HISTORY OF THE PLAN. ACF Industries, Incorporated (now known as ACF Industries LLC) ("ACF") originally adopted the Supplementary Retirement Plan of ACF Industries, Incorporated, effective January 1, 1971 (the "ACF SERP"). The ACF SERP was subsequently amended from time to time and was last amended to freeze the accrual of benefits thereunder, effective as of March 31, 2004. Pursuant to an Asset Transfer Agreement (the "Asset Transfer Agreement"), dated as of October 1, 1994 (the "Asset Transfer Date"), between American Railcar Industries, Inc. (the "Company") and ACF, the Company was responsible for the cost associated with providing benefits accrued after the Asset Transfer Date to its employees eligible to participate in the ACF SERP. In connection with the Company's anticipated public offering, and to effect the allocation of liabilities under the ACF SERP between the Company and ACF, the Company and ACF entered into an Employee Benefit Plan Agreement, dated as of December 1, 2005, pursuant to which the Company has assumed the obligation to sponsor a Supplementary Employee Retirement Plan for that portion of the benefits under the ACF SERP so allocated to the Company. Accordingly, and subject to the terms and conditions set forth herein, the Company hereby adopts the American Railcar Industries, Inc. Supplementary Retirement Plan (the "Plan").

      1.2 EFFECTIVE DATE OF PLAN. In accordance with the terms of the Employee Benefit Plan Agreement, this Plan is effective as of December 1, 2005; provided, however, that no benefits shall accrue under this Plan with respect to an Employee's service or compensation after March 31, 2004. Subject to the first paragraph of Section 3.1 and Section 3.4, the rights and benefits of any person entitled to benefits under this Plan shall be determined in accordance with the applicable provisions of this Plan as in effect at the time of the termination of employment of the eligible employee or, if such termination occurred prior to the Effective Date, in accordance with the applicable provisions of the ACF Plan at the time of such termination.

      1.3 STRUCTURE AND PURPOSE. The Plan is structured as two plans. The portion of the Plan that provides benefits based on limitations imposed by
Section 415 of the Internal Revenue Code of 1986, as amended (the "Code") is intended to be an "excess benefit plan" as defined by Sections 3(36) and 4(b)(5) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The portion of the Plan that provides benefits based on limitations imposed by
Section 401(a)(17) of the Code and on Special Compensation is intended to be a plan that provides benefits to a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.


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                                               AMERICAN RAILCAR INDUSTRIES, INC.
                                                   SUPPLEMENTARY RETIREMENT PLAN

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                            ARTICLE II - DEFINITIONS

      The following words and phrases, when used in this Plan, unless the context clearly indicates otherwise, shall have the following meanings:

      2.1 ACF means ACF Industries LLC.

      2.2 COMPANY means American Railcar Industries, Inc.

      2.3 BOARD OF DIRECTORS means the Board of Directors of American Railcar Industries, Inc.

      2.4 COMMITTEE means the Employee Benefits Administration Committee, the administrator of the Plan as provided in Article IV. With respect to any action taken prior to the Effective Date, the Committee means the ACF Employee Benefits Administration Committee.

      2.5 EMPLOYEE means any person regularly employed by the Company on a full-time basis after the Asset Transfer Date who was a recipient of cash payments under the Supplementary Compensation Plan or who was the recipient of cash payments under the same terms and conditions as such Supplementary Compensation Plan, except that a person in the service of an Affiliate which is not an Employer (as the terms "Employer" and "Affiliate" are defined and in accordance with Section 4.14 of the Employees' Retirement Plan in effect on May 1, 1989) shall be considered to be an employee for the purpose of this Plan if he receives Special Compensation.

      2.6 EMPLOYEES' RETIREMENT PLAN means the Employees' Retirement Plan of ACF Industries LLC, as in effect on December 1, 2005.

      2.7 SUPPLEMENTARY COMPENSATION PLAN means ACF's 1965 Supplementary Compensation Plan, as adopted by ACF stockholders on August 26, 1965, as amended from time to time, and ACF's 1975 Supplementary Compensation Plan, as adopted by ACF stockholders on May 15, 1975, as amended from time to time.

      2.8 SPECIAL COMPENSATION means cash payments made by the Company or ACF after January 1, 1981, to any Employee under the terms of the Supplementary Compensation Plan or under the same terms and conditions as such Supplementary Compensation Plan excluding, however, (1) such payments made after the end of the Plan Year in which an Employee ceases his employment with the Company or ACF, or (2) any such payments made within a Plan Year during which no compensation (as defined in Section 2.11 of the Employees' Retirement Plan) is received.

      Special Compensation shall also mean cash payments made after January 1, 1981, as bonuses, awards, incentive compensation or other payments in excess of basic salary, whether pursuant to a plan or otherwise, except any such payment which the Committee may specify, or made pursuant to any plan or arrangement which the Committee may specify, as not being Special Compensation for purposes of this Plan. With respect to any Employee whose


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                                               AMERICAN RAILCAR INDUSTRIES, INC.
                                                   SUPPLEMENTARY RETIREMENT PLAN

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employment with the Company or ACF is terminated after December 31, 1983 pursuant to an agreement which provides for the accrual of benefit credits under the Company's or ACF's retirement plans based on an assumed rate of compensation for any period of time following such termination, or which otherwise provides for the payment of benefits by reference to any such assumed rate of compensation, Special Compensation shall include assumed compensation at such rate for such period.

      2.9 PLAN YEAR means the calendar year.

      2.10 SERVICE FACTOR means the quotient (rounded off to two decimal places) arrived at by dividing twenty-eight (28) by the difference between sixty-five
(65) and the age at which an employee becomes a participant in the Employees' Retirement Plan. If such quotient shall be less than one (1), the Service Factor shall be deemed to be one (1), and if such quotient shall be greater than one and sixty-five hundredths (1.65), the Service Factor shall be deemed to be one and sixty-five hundredths (1.65).

                             ARTICLE III - BENEFITS

      3.1 AMOUNT OF BENEFIT. Subject to Section 3.4 hereof, the amount of annual benefit hereunder shall be the benefit accrued after the Asset Transfer Date attributable solely to employment with the Company (it being understood that no benefits may accrue under the Plan with respect to an Employee's service or compensation after March 31, 2004) as calculated under either paragraph (a) or
(b) (whichever is applicable, and whichever provides the greater benefit) hereof:

(a) With respect to those Employees who meet the eligibility requirements of subsection 3.2(a), the amount of annual benefit shall be equal to:

      (i) the amount resulting from the application of the benefit formulas of the Employees' Retirement Plan, exclusive of Section 5.1(c) of such plan (without regard to the maximum benefit limitations provided for in Article VIII thereof) to the sum of (a) Special Compensation and
            (b) Compensation as defined in Section 2.11 of the Employees' Retirement Plan, without regard to any limitation on compensation resulting from the application of the requirements of Section 401(a)(17) of the Code, less

      (ii) the actual benefit payable under the Employees' Retirement Plan, and all amounts payable from any other source funded or provided by ACF or the Company, including, without limitation, any annuity policy, with respect to any benefit otherwise payable hereunder.

(b) With respect to those Employees who meet the eligibility requirements of subsection 3.2(b), the amount of annual benefit shall be equal to:


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                                               AMERICAN RAILCAR INDUSTRIES, INC.
                                                   SUPPLEMENTARY RETIREMENT PLAN

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      (i)   the Employee's applicable Service Factor multiplied by the amount resulting from the application of the benefit formula of the Employees' Retirement Plan, exclusive of Section 5.1(c) of such plan (without regard to the maximum benefit limitations provided for in Article VIII thereof, or the minimum benefit provision under Section
            5.2 or 14.5 thereof), to the total of:

            (1)   Special Compensation, and

            (2) Compensation as defined in the Employees' Retirement Plan without regard to any limitation on compensation resulting from the application of the requirements of Section 401(a)(17) of the Code; less

      (ii) the actual benefit payable under the Employees' Retirement Plan, and all amounts payable from any other source funded or provided by ACF or the Company, including, without limitation, any annuity policy, with respect to any benefit otherwise payable hereunder.

      For purposes of this Section 3.1, the benefit formula of the Employees' Retirement Plan shall mean the formula used to determine the Employee's actual benefit payable under and in accordance with the terms of the Employees' Retirement Plan; provided that Section 5.1(c) shall be disregarded for purposes of Section 3.1(a)(i) and 3.1(b)(i) herein; and provided further that with respect to a participant with fewer than five years of Benefit Service (as defined in the Employees' Retirement Plan) as of May 1, 1981, for purposes of this Plan the entire benefit under the Employees' Retirement Plan shall be computed under Section 5.1(b) of such plan based on all of the years of Benefit Service completed before May 1, 1981; and Average Annual Compensation (as defined in the Employees' Retirement Plan) of the Participant shall be computed in accordance with Section 2.6 of the Employees' Retirement Plan except that Compensation before May 1, 1981 shall be taken into account in determining Average Annual Compensation.

      In no event will the benefit accrued under subsection 3.1(a)(i) or subsection 3.1(b)(i) of this Section 3.1 as of the last day of any Plan Year decrease due to a decrease in Compensation or Special Compensation.

      3.2 ELIGIBILITY.

(a) An Employee shall be entitled to a benefit pursuant to Section 3.1(a) hereof if he, his beneficiary or his spouse qualify for retirement benefits (Normal, Early, Late, Vested Deferred, or Survivor Spouse Benefit) under the Employees' Retirement Plan.

(b) An Employee shall be entitled to a benefit pursuant to section 3.1(b) hereof if:

      (i) he has attained age fifty-five and has at least five years of Vesting Service under the Employees' Retirement Plan; and


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                                               AMERICAN RAILCAR INDUSTRIES, INC.
                                                   SUPPLEMENTARY RETIREMENT PLAN

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      (ii)  either he, his beneficiary or spouse qualify for retirement benefits under the Employees' Retirement Plan; and

      (iii) he was at any time an officer (but not including assistant officer) of ACF or the Company; or he is a key executive or assistant officer who previously has been designated by the Committee as being eligible to participate in the ACF SERP pursuant to Section 3.2(b) thereof.

      3.3 PAYMENT OF BENEFITS. Benefits shall be payable under this Plan under the same terms and conditions and for the same period of time as benefits payable under the Employees' Retirement Plan, except as otherwise provided in this Plan.

      The Committee may, in its discretion, adopt procedures with respect to the payment of benefits hereunder where the amount payable, after deductions, is less than $120 per year, and may pay such benefits quarterly, semiannually, annually, or by lump sum, in which latter case the amount so paid shall be the actuarial equivalent of the monthly retirement benefit, calculated in accordance with Table A of the Employees' Retirement Plan.

      3.4 ACF OBLIGATIONS. Notwithstanding anything to the contrary in the Plan, nothing herein shall obligate the Company to assume any liabilities or obligations under the ACF SERP, or to pay any benefit hereunder, to any person with respect to such person's employment with ACF (whether before or after the Asset Transfer Date), it being understood that ACF shall be solely responsible for providing any such benefits.

                          ARTICLE IV - ADMINISTRATION

      4.1 ADMINISTRATOR. The Plan shall be administered by the Committee whose members shall be appointed by the Board of Directors of the Company. The Committee has the sole discretion and authority to make benefit determinations and to resolve any dispute arising under the Plan. An individual serving on the Committee may participate in benefits under the Plan provided he is otherwise eligible.

      4.2 INTERPRETATION. The Committee has the sole discretion to interpret and construe the Plan, such interpretation to be final and conclusive on all persons claiming benefits under the Plan.

                         ARTICLE V - SOURCES OF PAYMENT

      Benefits payable under this Plan shall be paid by the Company out of its general assets. No entity other than the Company shall be obligated to pay benefits due under this Plan. An eligible Employee shall not have any rights with respect to benefits under the Plan other than the unsecured right to receive payments as provided herein. The Company shall not be obligated to set aside, earmark or escrow any funds or other assets to satisfy its obligation hereunder. Any benefit payable


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                                               AMERICAN RAILCAR INDUSTRIES, INC.
                                                   SUPPLEMENTARY RETIREMENT PLAN

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in accordance with the terms of this Plan shall not be represented by a note or any evidence of indebtedness other than the promises contained in this Plan.

                     ARTICLE VI - AMENDMENT OR TERMINATION

      The Plan may be amended from time to time in whole or in part or may be terminated at any time by the Board of Directors, and the Plan may be amended from time to time by the Committee, except that the Committee shall not have the authority to terminate the Plan or to make amendments thereto if such amendments materially increase the benefits payable under the Plan or the benefits payable to any member of the Committee unless such amendments are required by the provisions of any law or governmental regulation; provided, however, that no amendment may be made which will deprive any Employee or any former employee or other person receiving benefits under the Plan, without his consent, of any benefits under the Plan to which he would otherwise become entitled, determined as of the date of amendment or termination.

                        ARTICLE VII - GENERAL PROVISIONS

      7.1 NON-ALIENATION OF BENEFITS.

(a) The interests of eligible Employees and their beneficiaries under this Plan shall not be subject to the claims of their creditors and may not be voluntarily or involuntarily anticipated, alienated, sold, transferred, assigned, pledged, or encumbered. Any attempt by an eligible Employee, his beneficiary or any other person to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void.

(b) If any Employee, retiree or any beneficiary under the Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under the Plan, except as specifically provided herein, in its discretion the Committee may hold or apply such benefit to or for the benefit of such Employee, retiree or beneficiary, his spouse, children or other dependents, or any of them, in such manner and in such proportion as the Committee may deem proper.

      7.2 PLAN NOT A CONTRACT of EMPLOYMENT. The Plan does not constitute a contract of employment, and participation in the Plan will not give any Employee the right to be retained in the employment of the Company.

      7.3 CONSTRUCTION OF TERMS. Words of gender shall include persons and entities of any gender, the plural shall include the singular, and the singular shall include the plural. Section headings exist for reference purposes only, and shall not be construed as part of the Plan.

      7.4 SUCCESSORS. The provisions of this Plan shall be binding upon the Company, its successors and assigns and upon every eligible Employee, his heirs, beneficiaries, estates and legal representatives.


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                                               AMERICAN RAILCAR INDUSTRIES, INC.
                                                   SUPPLEMENTARY RETIREMENT PLAN

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      7.5 OFFICIAL ACTIONS. Any action required to be taken by the Board of
Directors of the Company pursuant to the Plan may be performed by any person or persons, including a committee, to which the Board of Directors delegates the authority to take actions of that kind. Whenever under the terms of this Plan an entity corporation is permitted or required to take some action such action may be taken by an officer of the corporation who has been duly authorized by the Board of Directors of such corporation to take actions of that kind.

      7.6 CONTROLLING STATE LAW. To the extent not superseded by the laws of the United States, the laws of the State of Missouri shall be controlling in all matters relating to this Plan.

      7.7 SEVERABILITY. In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth.

      7.8 WITHHOLDING. The Company shall withhold from amounts due under this Plan the amount necessary to enable the Company to remit to the appropriate government entity or entities on behalf of the Employee or beneficiary as may be required by the federal income tax withholding provisions of the Internal Revenue Code, by an applicable state's income tax, or by an applicable city, county or municipality's earnings or income tax act.

      7.9 COMPLIANCE WITH SECTION 409A. The Company shall administer the Plan in compliance with the requirements of Section 409A of the Code and any interpretative guidance issued thereunder. The Company may in its sole and absolute discretion delay benefit distributions or make such other modifications to the Plan as it deems necessary to comply with Section 409A of the Code.


      IN WITNESS WHEREOF, American Railcar Industries, Inc. has adopted the foregoing instrument this ___________ day of January, 2006.

                                         AMERICAN RAILCAR INDUSTRIES, INC.



                                         By:
                                             -------------------------------

                                         Title:
                                               -----------------------------


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